As filed with the Securities and Exchange Commission on  April 19, 1999
                         Registration No. 333-_______


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM S-8

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        MERRY LAND PROPERTIES, INC.
            (Exact name of registrant as specified in its charter)

                          GEORGIA                                                 58-2412761
              (State or other jurisdiction of                        (I.R.S. Employer Identification No.)
              Incorporation or organization)
                     624 Ellis Street
                     Augusta, Georgia                                                30901
         (Address of principal executive offices)                                 (Zip Code)

          MERRY LAND PROPERTIES, INC. 1998 MANAGEMENT INCENTIVE PLAN
                                    (Full title of plan)

                (Name, address and telephone                                     (Copies to:)
               number of agent for service:)
                 Mark S. Burgreen, Esquire                                  Mark Muedeking, Esquire
       HULL, TOWILL, NORMAN, BARRETT & SALLEY, P.C.                         Piper & Marbury L.L.P.
                801 Broad Street, 7th Floor                                 36 South Charles Street
                  Augusta, Georgia 30901                                   Baltimore, Maryland 21201
                      (706) 828-2009                                            (410) 539-2530


                        CALCULATION OF REGISTRATION FEE

===============================================================================================================
                                                            Proposed             Proposed
                                        Amount               Maximum              Maximum            Amount of
                                         To be              Offering             Aggregate         Registration
    TITLE OF SECURITIES TO BE         Registered        Price Per Unit(2)    Offering Price(2)          Fee
           REGISTERED
---------------------------------------------------------------------------------------------------------------
Common Stock, without par value       500,000 (1)             $5.25             $2,625,000             $796
===============================================================================================================

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate number of shares of Common Stock that may be offered or issued by reason of stock splits, stock dividends or similar transactions.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) and (h). The proposed maximum offering price per share, proposed maximum aggregate offering price and the amount of the registration fee are based on the average of the high and low prices of Merry Land Properties, Inc. Common Stock reported on the Nasdaq SmallCap Market on April 12, 1999 (i.e., $5.25).

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

Not required to be included in this Form S-8 Registration Statement pursuant to introductory Note to Part I of Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents which have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (a) Registration Statement on Form 10 filed September 4, 1998, as amended (SEC File No. 001-14453);

     (b)   Annual Report on Form 10-K filed March 31, 1999;

     (c) All other reports filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), since the end of the fiscal year covered by the document referred to in
           (b) above; and

     (d) Description of Common Stock of the Registrant contained or incorporated in the registration statements filed by the Registrant under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part of this Registration Statement from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Georgia Business Corporation Code ("GBCC") permits a Georgia corporation to include in its articles of incorporation and the Registrant's Articles contain a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) any appropriation, in violation of his duties, of any business opportunity of the corporation; (b) acts or omissions which involve intentional misconduct or a knowing violation of law; (c) liabilities of a director for unlawful distributions to shareholders when the director did not prudently perform his duties in good faith in the best interests of the corporation; or (d) any transaction, whether or not involving action in the director's official capacity, from which the director derived a personal benefit that is determined by the corporation (or, if necessary, by the courts) to be improper. Pursuant to the Registrant's Articles, the Registrant shall indemnify its directors and officers, whether serving the Registrant or at its request any other entity, to the full extent required or permitted by the GBCC now in force, including the advance of expenses to the full extent permitted by law. This indemnification and advancement of expenses shall continue to a person who has ceased to be a director or officer, unless otherwise provided when a director's or officer's term is terminated.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     A list of exhibits is set forth on the Exhibit Index which immediately precedes the exhibits and which is incorporated by reference herein.

ITEM 9. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

           Paragraphs (l)(i) and (l)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Augusta, State of Georgia, on the 19th day of April, 1999.

                                 MERRY LAND PROPERTIES, INC.


                                 By: /s/ W. Tennent Houston
                                     _________________________
                                     W. TENNENT HOUSTON
                                     Chairman of the Board and
                                     Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Form S-8 Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                               TITLE                                   DATE
---------                                               -----                                   ----
/s/ W. Tennent Houston
______________________                Chairman of the Board and Chief Executive         April 19, 1999
W. Tennent Houston                                     Officer
                                            (Principal Executive Officer)

/s/ Michael N. Thompson
-----------------------               Director, President and Chief Operating           April 19, 1999
Michael N. Thompson                                    Officer

/s/ Dorrie E. Green
-------------------                  Vice President and Chief Financial Officer         April 19, 1999
Dorrie E. Green                           (Principal Financial Officer and
                                            Principal Accounting Officer)

/s/ Boone A. Knox
-----------------                                     Director                          April 19, 1999
Boone A. Knox

/s/ David W. Cobb
-----------------                                     Director                          April 19, 1999
David W. Cobb

/s/ Stewart R. Speed
--------------------                                  Director                          April 19, 1999
Stewart R. Speed


/s/ W. Tennent Houston
________________________              For Himself and as
  W. Tennent Houston                  Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION                                                      PAGE
------                              -----------                                                      ----
4.1                                 Articles of Incorporation (incorporated by reference from
                                    Exhibit 3.i of the Company's Annual Report on Form 10-K           --
                                    filed March 31, 1999

4.2                                 By-Laws (incorporated by reference from Exhibit 3.ii of
                                    the Company's Annual Report on Form 10-K filed March 31,          --
                                    1999

4.3                                 1998 Management Incentive Plan (incorporated by reference
                                    from Exhibit 10.3 of the Company's Registration Statement         --
                                    on Form 10 filed September 4, 1998 (SEC File No. 001-
                                    14453))

5.0                                 Opinion of Hull, Towill, Norman, Barrett & Salley, P.C.,
                                    counsel for the Registrant, regarding the legal validity           7
                                    of the shares of Common Stock being registered for
                                    issuance under the Plan

23.1                                Consent of Counsel (contained in Exhibit 5.0)                     --

23.2                                Consent of Independent Public Accountants                          8

24.0                                Power of Attorney                                                  9

                                                    EXHIBIT 5.0
                                  HULL, TOWILL, NORMAN, BARRETT & SALLEY, P.C.
                                           801 BROAD STREET, 7{TH} FLOOR
                                            TRUST COMPANY BANK BUILDING
                                              AUGUSTA, GEORGIA  30901
                                                   706-828-2009

                                                   April 19, 1999



Merry Land Properties, Inc.
624 Ellis Street
Augusta, Georgia  30901

     Re: Registration with the Securities and Exchange Commission of 500,000 Shares of Common Stock of Merry Land Properties, Inc.

Ladies and Gentlemen:

     We have acted as counsel to Merry Land Properties, Inc., a Georgia corporation (the "Company"), in connection with the preparation and filing with the Securities and Exchange Commission of a registration statement on Form S-8 (the "Registration Statement") registering 500,000 shares of Common Stock, no par value (the "Plan Shares"), issuable pursuant to awards granted under the Company's 1998 Management Incentive Plan (the "Plan").

     We have examined copies of the Company's Articles of Incorporation, By-Laws, the Plan, all resolutions adopted by the Company's Board of Directors relating to the reservation and issuance of the Plan Shares, and other records and documents that we have deemed necessary for the purpose of this opinion.
We have also examined such other documents, papers, statutes and authorities as we have deemed necessary to form a basis for this opinion. In our examination, we have assumed, without independent investigation, the genuineness of all signatures, the legal capacity of all individuals who have executed any of the aforesaid documents, the authenticity of all documents submitted to us as originals, and the conformity to original documents of all documents submitted to us as copies. As to various questions of fact material to this opinion, we have relied on statements and certificates of officers and representatives of the Company and others.

     Based upon the foregoing, we are of the opinion that:

           1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Georgia.

           2. The Plan Shares issuable under the Plan have been duly authorized and, when issued, delivered and paid for in accordance with the terms and conditions of the Plan, will be validly issued, fully paid and non-assessable.

     The opinions set forth herein are limited to matters governed by the laws of the State of Georgia and the Federal Laws of the United States of America, and we express no opinion as to any other laws.

     We hereby consent to the filing of this opinion as Exhibit 5.0 to the Registration Statement and to the reference to us under Item 5 of this Registration Statement.

                             Very truly yours,
                             /s/ Hull, Towill, Norman, Barrett & Salley, P.C.

                                 EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 27, 1999 included in Merry Land Properties, Inc.'s Form 10-K (SEC File No. 000-29778) for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.






Atlanta, Georgia
April 19, 1999

                                 EXHIBIT 24.0


                        MERRY LAND PROPERTIES, INC.

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Merry Land Properties, Inc., a Georgia corporation, constitute and appoint W. TENNENT HOUSTON, MICHAEL N. THOMPSON and MARK S. BURGREEN, or any of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any of them, to sign for the undersigned in their respective names as directors and officers of Merry Land Properties, Inc., its Registration Statement on Form S-8, and any amendment (including post-effective amendments) or supplement thereto, relating to the offer and sale of up to 500,000 shares of Common Stock, to be filed with the Securities and Exchange Commission under the Securities Act of 1933. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.


SIGNATURE                                               TITLE                                   DATE
---------                                               -----                                   ----

/s/ W. Tennent Houston
----------------------               Chairman of the Board and Chief Executive         April 19, 1999
W. Tennent Houston                                     Officer
                                            (Principal Executive Officer)

/s/ Michael N. Thompson
-----------------------                Director, President and Chief Operating         April 19, 1999
Michael N. Thompson                                    Officer
                                            (Principal Financial Officer)

/s/ Dorrie E. Green
-------------------                  Vice President and Chief Financial Officer        April 19, 1999
Dorrie E. Green                            (Principal Accounting Officer)

/s/ Boone A. Knox
-----------------                                     Director                         April 19, 1999
Boone A. Knox

/s/ David W. Cobb
-----------------                                     Director                         April 19, 1999
David W. Cobb

/s/ Stewart R. Speed
--------------------                                  Director                         April 19, 1999
Stewart R. Speed